UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2026

TIGO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

983 University Avenue, Suite B

Los Gatos, California 95032

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 402-0802

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TYGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2026, the Board of Directors of Tigo Energy, Inc. (the “Company”) adopted the Tigo Energy, Inc. Employee Stock Purchase Plan (the “ESPP”), to be effective as of the date of Board approval, subject to approval by the Company’s stockholders. As reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 20, 2026, at the Company’s 2026 annual meeting of stockholders held on May 19, 2026, the Company’s stockholders approved the ESPP. The aggregate number of shares of common stock of the Company available for issuance under the ESPP is 1,000,000.

The material features of the ESPP are described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 4, 2026 (the “Proxy Statement”) in the section titled “Proposal 3 – Approval of the Employee Stock Purchase Plan” which is incorporated herein by reference. Such description is qualified entirely by reference to the ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Additionally, a copy of the ESPP was filed as Appendix A to the Proxy Statement. As of the date of this Current Report on Form 8-K, no offering period or purchase period has occurred under the ESPP and there are no participants in the ESPP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1+	Tigo Energy, Inc. Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2026

TIGO ENERGY, INC.

By:	/s/ Bill Roeschlein
Name:	Bill Roeschlein
Title:	Chief Financial Officer

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